VATE LISTED NYSE

INNOVATE IS WHO WE ARE INNOVATE IS WHAT WE DO 2

INFRASTRUCTURE • DBM Global: Largest steel fabrication and erection company in the USA LIFE SCIENCES • R2 Technologies: FDA-cleared revolutionary device to lighten and brighten skin in the $22 billion(1) aesthetic dermatology market • MediBeacon: Developing the first real-time monitoring of kidney function, which has received “breakthrough device designation” from the FDA and is being developed to address a $7 billion(2) market SPECTRUM • HC2 Broadcasting: One of the largest broadcast station groups in the US, owning 2.3 billion MHz POPs of spectrum INNOVATE is a platform of best-in-class assets in 3 key areas of the new economy: 3 (1) Source: The Jarvis Report 2016 (R2-Commissioned) and “Revolution in Aesthetic Medicine” (11-21-2015) (2) Based on studies from LifeSci Advisors (2019) and L.E.K. (2017) commissioned by MediBeacon

AVIE GLAZER – CHAIRMAN OF THE BOARD • Leads INNOVATE’s strategic and philosophical direction • Strong insider investment having purchased over $62 million in last 2 years • An owner of the Super Bowl champion Tampa Bay Buccaneers • Co-Chairman of Manchester United – the world’s most popular sports team with 1.1 billion followers WAYNE BARR – PRESIDENT & CEO • Extensive investment and executive leadership experience • Deep expertise in technology, telecommunications and real estate • Directs INNOVATE’S day-to-day operations while maintaining focus on driving consistent, profitable growth across all business segments • Serves as CEO of HC2 Broadcasting overseeing all day-to-day operations EXECUTIVE MANAGEMENT • Michael J. Sena – Chief Financial Officer – 25 years of finance, mergers & acquisitions, accounting and control experience • Suzi R. Herbst – Chief Administrative Officer – Over 20 years of diverse human resources, operations, recruiting, equity and foreign exchange sales experience • Joseph Ferraro – Chief Legal Officer & Corporate Secretary – Over 19 years of experience managing legal and compliance departments for permanent capital vehicles The INNOVATE Executive Team 4

INFRASTRUCTURE 5

• The largest steel fabrication and erection company in the USA • Approx. $1.6 billion Backlog as of 9/30/21 (up from $395 million on 12/31/20) Approx. $1.9 billion Adjusted Backlog(1) as of 9/30/21 taking into account awarded, but not yet signed contracts • DBM is poised for growth from increased investment in alternative energy and additional public infrastructure spending • DBM’s best in class management team has a proven long-term track record of executing complex projects • DBM recently expanded its geographic reach with its acquisition of Banker Steel • DBM Vircon is a construction technology company providing state of the art modeling, detailing and digital engineering for high-profile projects internationally • DBM’s GrayWolf subsidiary provides service and maintenance for power, petrochemical, refinery and pulp/paper markets DBM Global 6 (1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts and there are no assurances that these contracts will be entered into in the timeframe we anticipate or at all.

SoFi Stadium, Los Angeles Hudson Yards, New YorkApple Headquarters Facebook MPK21 Phoenix Convention CenterFort Benning Hospital Cosmopolitan Resort & Casino 7 Select DBM Steel Fabrication & Erection Projects 7

DBM Financial Summary 8 $579 $716 $713 $677 $0 $100 $200 $300 $400 $500 $600 $700 $800 2017 2018 2019 2020 Revenue $23.6 $27.7 $24.7 $6.8 $0 $5 $10 $15 $20 $25 $30 2017 2018 2019 2020 Net Income Attrib. to INNOVATE $498 $395 $1,606 $826 $608 $1,889 $0 $500 $1,000 $1,500 $2,000 2019 2020 21Q3 Backlog Net Backlog Adjusted Backlog (Amounts in $ millions) (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP (2) Adjusted Backlog takes into consideration awarded, but not yet signed contracts and there are no assurances that these contracts will be entered into in the timeframe we anticipate or at all (2) $51.6 $60.9 $75.7 $63.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 2017 2018 2019 2020 Adjusted EBITDA (1)

PANSEND GENOVEL 9 LIFE SCIENCES

Pansend Life Sciences 10 PANSEND

• Pansend is INNOVATE’s life sciences platform • Pansend has investments in four life science companies: R2 Technologies, MediBeacon, Triple Ring Technologies and Genovel Orthopedics • Pansend’s outstanding leadership team has a proven track record for developing and monetizing life science companies. • In 2018, INNOVATE sold BeneVir to Janssen Biotech (J&J) for up to $1 billion(1). BeneVir’s proprietary T-Stealth oncolytic virus platform develops oncolytic viruses used to infect and destroy cancer cells. • INNOVATE receives 75% of Pansend’s economic distributions after receipt of INNOVATE’s invested capital, plus a hurdle rate Pansend Life Sciences 11 (1) Subject to certain pre-determined milestones. There are no assurances that milestones will be achieved.

R2 Technologies 12

• Glacial Rx®, launched in 2021 by R2 Technologies, is the first FDA cleared treatment for age spot removal that uses Cryomodulation – a patented cooling technology. This revolutionary system soothes skin while effectively removing age spots • Glacial Rx® is anticipated to disrupt conventional heat-based laser treatments which often cause inflammation, side effects and the need for extended recovery • Massive market opportunity: $22 billion(1) skin tone evening, lightening and brightening products global market • Glacial Rx® was developed by Drs. Rox Anderson, Dieter Manstein and Henry Chan – world famous dermatologists at Harvard Medical School who have created numerous commercially successful aesthetic dermatological devices such as Laser Hair Removal, Fractional Lasers/Fraxel, and Coolsculpting • Glacial Rx® was named among “2021 Launches Doctors are Buzzing About”(2) • Glacial Spa® commercial launch is expected in 2022. Glacial AI® (an autonomous robot) is expected to launch in 2023 • Strong patent portfolio: 42 issued patents & 42 patents pending R2 Technologies 13 (1) Source: The Jarvis Report 2016 (R2-Commissioned) and “Revolution in Aesthetic Medicine” (11-21-2015) (2) https://www.realself.com/news/best-beauty-launches-for-2021

14

MediBeacon 15

MediBeacon 16 (1) Based on studies from LifeSci Advisors (2019) and L.E.K. (2017) commissioned by MediBeacon (2) Based on Effimed Exploratory GI Market Research (2017) commissioned by MediBeacon (3) Based on Medicare Plan B data from 2012-2017 combined with MediBeacon market assumptions (4) Based on US Centers for Disease and Prevention (CDC) statistics, “Urologic Complications from Surgery” Washington University School of Medicine (2021) and MediBeacon market assumptions • MediBeacon is developing the first real-time monitoring of kidney function which has received “breakthrough device designation” from the FDA and is being developed to address a $7 billion market(1). According to the FDA, a “Breakthrough Device” like the Transdermal GFR Measurement System is a product that has the potential to be more effective at diagnosing a life threatening or irreversible debilitating disease or condition compared to the current standard of care • Significant medical opinions exist that current diagnostic tests to measure kidney function are inaccurate, providing indirect measurements, and are not real-time. Accurate kidney measurement is critical for treating patients in the hospital with 20-40% of patients at risk for kidney failure in critical care settings • MediBeacon’s Transdermal GFR Measurement System includes a patented compound, Lumitrace™ that is entirely eliminated by the kidneys. Lumitrace™ fluorescence is detected by a sensor placed on the skin, analogous to pulse oximetry for oxygen saturation. • MediBeacon’s technology platform is being developed for use in gastrointestinal, ocular, and surgical visualization markets. Gastrointestinal is a $1 billion market(2), ocular is a $200 million market(3) and surgical visualization is a $100 million market.(4) • US & global pivotal studies are expected to begin early 2022 with premarket approval submission expected in 2022 • MediBeacon was founded by Steve Hanley, past President of Covidien’s $1.2 billion Imaging Diagnostic Platform, and Dr. Richard Dorshow, the physicist inventor of the technology • Strong patent portfolio: 139 granted patents & 199 pending applications

17

Other Pansend Opportunities 18 GENOVEL

Triple Ring Technologies • A diversified, profitable technology and product development firm with 100 experienced scientists & engineers, including 21 PhDs • Completed 450 projects from technology assessments to product development • 2020 revenue was $27 million • Pansend owns 23%(1) Genovel Orthopedics • “Mini Knee” for early osteoarthritis of the knee & “Anatomical Knee” a novel total knee replacement that has been granted a US patent • Invented by Dr. Peter Walker (creator of the original Total Knee) at NYU Department of Orthopedic Surgery • Pansend owns 75%(1) Other Pansend Opportunities 19 (1) On a fully diluted basis.

SPECTRUM HC2 Broadcasting 20

• One of the largest broadcast station groups in the US with approx. 230 broadcast stations in over 90 markets – including 34 of the top 35 markets • One of the largest owners of broadcast spectrum in the US with more than 2.3 billion MHz POPs of spectrum • As cable TV “cord cutting” increases and the number of over-the-air (OTA) viewers continues to grow – HC2 Broadcasting has one of the largest OTA distribution platform in the US • HC2’s stations carry approx. 1,350 channels with programming from over 80 diginets • Rising demand for a national distribution platform by large content providers increases revenues and margins for HC2 Broadcasting • HC2 Broadcasting owns Azteca America – a leading Spanish language network • ATSC 3.0 (Next Gen TV) technology creates additional revenue opportunities HC2 Broadcasting 21

22 HC2’s stations carry approx. 1,350 channels with programming from over 80 diginets

“The extraordinary growth of multicast TV networks over the past five years is one of the less told stories in the media industry. Today, more people watch more advertising for more time on multicast networks in the U.S. than they do on ad-supported streaming services, and all of that viewing is new. Multicast networks may not be as sexy as AVOD, but they are bigger.” – Forbes 6/1/21 OTA FREE TV HOUSEHOLDS ARE GROWING RAPIDLY Source: Horowitz Research 23

• In 2017, the FCC reallocated OTA broadcasting spectrum to the telecom industry – auction prices were $0.93 per megahertz POP • INNOVATE owns 98% of HC2 Broadcasting (86% fully diluted) Spectrum is becoming increasingly valuable & HC2 Broadcasting owns 2.3 billion MHz POPs of spectrum 24 0.93 1.11 2.03 1.98 0.87 2.71 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 600 MHz Broadcast Incentive Auction (2017) 3800 MHZ - C-band Auction Results (2021) 700 MHz - A Block (2014) 700 MHz - CAD Spectrum (2014) 700 MHz - Sale by Qualcomm (2011) 1700 MHz - AWS-3 Auction (2015) Paired Spectrum Broadcast UHF Auction Relevant Spectrum Auction + Sale Data Points

25 ADDITIONAL INNOVATE OPPORTUNITIES

INNOVATE – Additional Opportunities 26 (1) There are no assurances that milestones will be achieved. (2) This estimate may change based on changes to the quarterly forecasts and actual results reported on the 2020 U.S. tax return. Benevir • As part of INNOVATE’s sale of Benevir to Janssen Biotech in 2018, $140 million will be paid to INNOVATE upon certain regulatory approvals in the US, EU & Japan and up to $370 million will be paid to INNOVATE if certain sales milestones are reached(1) Huawei Put • As part of INNOVATE's sale of Huawei Marine Networks in 2020, INNOVATE retained a put option exercisable in May 2022 worth an estimated $32 million Favorable Tax Position • $170 million of US NOL carryforwards, of which $102 million are estimated to be currently utilizable(2) + $175 million of IRC Sec. 163(j) interest carryforwards as of 12/31/20

27 SUMMARY

“It’s rare to uncover a single investment in the new economy that’s best-in-class. To find a company that has multiple best-in-class assets is extraordinary” Avie Glazer INNOVATE Chairman 28

29 APPENDIX

Q3 2021 Financial Highlights

Revenue		
($ millions)	3Q21	3Q20
Infrastructure	$ 383.0	$ 160.8
Life Sciences	1.6	-
Spectrum	10.2	9.7
Consolidated INNOVATE	**$ 394.8**	**$ 170.5**

Net Income Attrib. to Innovate Corp & Adj. EBITDA				
	3Q21		3Q20	
($ millions)	NI [1]	Adj. EBITDA[2]	NI [1]	Adj. EBITDA[2]
Infrastructure	$ 6.9	$ 24.4	$ 2.4	$ 17.7
Life Sciences	(5.1)	(7.1)	(4.3)	(5.9)
Spectrum	(4.1)	1.8	(14.6)	(0.2)
Non-operating Corporate	(8.0)	(3.8)	(8.0)	(3.7)
Other & Eliminations	(1.3)	(1.0)	(1.0)	(0.1)
Consolidated INNOVATE, Excluding Disc Ops	**$ (11.6)**	**$ 14.3**	**$ (25.5)**	**$ 7.8**
Discontinued Operations	(200.3)		8.2	
Net Income Attrib. to INNOVATE Corp.	**$(211.9)**		**$ (17.3)**	

(1) Net Income attributable to INNOVATE Corp.

(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP

(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts and there are no assurances that these contracts will be entered into in the timeframe we anticipate or at all.

Consolidated Q3 Results

- Revenue increased $224.3M or 131.6% driven by our Infrastructure segment, due primarily to DBM's recent acquisition of Banker Steel and increases across the DBM platform
- Net Loss attributable to common stock and participating preferred stockholders of $213.0M, driven mainly by the loss on the sale of the Insurance segment
- Adjusted EBITDA increased to $14.3M, or $6.5M driven by contribution from Banker Steel at Infrastructure combined with higher station revenues and cost savings at Spectrum

Infrastructure

- Net Income of $6.9M
- $24.4M in Adjusted EBITDA; contracted backlog of $1,605.9M (Adjusted ~$1,889M[3]), compared to $394.5M at 12/31/20

Spectrum

- Net Loss of $4.1M
- $1.8M in Adjusted EBITDA
- Fourth consecutive quarter of positive Adjusted EBITDA contribution

Life Sciences

- Glacial Rx® became FDA-cleared to remove benign lesions and temporarily reduce pain, swelling and inflammation; is now the first and only Class II dermal cooling system FDA-cleared for general dermabrasion, scar and acne scar revision, and tattoo removal
- MediBeacon preparing for its Pivotal Clinical Study for use of the TGFR system for renal monitoring (potentially Q1 2022)

Non-operating Corporate

- Recurring SG&A up slightly 2.7% year-over-year

30

Current Credit Picture 31 Debt Summary ($ millions) Maturity Sep-21 Dec-20 11.50% Senior Secured Notes 2021 $ — $ 340.4 8.50% Senior Secured Notes 2026 330.0 — 7.50% Convertible Senior Notes 2022 3.2 55.0 7.50% Convertible Senior Notes 2026 51.8 — Line of Credit (1) 2024 5.0 15.0 Infrastructure Debt Various 231.6 110.5 Spectrum Debt Various 54.4 55.7 Total Principal Outstanding $ 676.0 $ 576.6 Unamortized OID and DFC (2.1) (15.1) Total Debt $ 673.9 $ 561.5 Cash & Cash Equivalents (2) 55.5 43.8 Net Debt $ 618.4 $ 517.7 ($ millions) (1) Borrowing rate on Line of Credit reduced from LIBOR plus 6.75% to LIBOR plus 5.75% in February 2021 (2) Excludes cash included in Discontinued Operations (3) Debt Maturity Profile excludes Preferred Stock and capital leases (4) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation (5) Proforma Debt profile for Spectrum debt that was extended in October with maturity to November 2022. $3.2 $5.0 $381.8 $0.1 $123.4 $108.1 $54.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2021 2022 2023 2024 2025 2026 Debt Maturity Profile Holdco Infrastructure Spectrum

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 32 (in millions) Three months ended September 30, 2021 Infrastructure Life Sciences Spectrum Non- operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (211.9) Less: Discontinued operations (200.3) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 6.9 $ (5.1) $ (4.1) $ (8.0) $ (1.3) $ (11.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 7.4 — 1.4 0.1 — 8.9 Depreciation and amortization (included in cost of revenue) 3.4 — — — — 3.4 Other operating (income) 0.1 — 0.7 — — 0.8 Interest expense 2.2 — 2.4 8.2 — 12.8 Other (income) expense, net (0.3) — 1.5 (1.8) — (0.6) Loss on early extinguishment or restructuring of debt — — 0.1 — — 0.1 Income tax expense 2.9 — — (2.8) — 0.1 Noncontrolling interest 0.7 (2.0) (0.9) — (0.4) (2.6) Share-based compensation expense — — 0.3 0.1 — 0.4 Nonrecurring Items (0.1) — — — — (0.1) COVID-19 Costs 0.4 — — — — 0.4 Acquisition and disposition costs 0.8 — 0.4 0.4 0.7 2.3 Adjusted EBITDA $ 24.4 $ (7.1) $ 1.8 $ (3.8) $ (1.0) $ 14.3

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 33 (in millions) Three months ended September 30, 2020 Infrastructure Life Sciences Spectrum Non- operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (17.3) Less: Discontinued operations 8.2 Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 2.4 $ (4.3) $ (14.6) $ (8.0) $ (1.0) $ (25.5) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.7 — 1.7 0.1 — 4.5 Depreciation and amortization (included in cost of revenue) 2.3 — — — — 2.3 Other operating (income) (0.3) 0.1 9.6 — — 9.4 Interest expense 2.1 — 3.6 12.2 — 17.9 Other (income) expense, net (0.1) 0.1 0.3 (7.2) — (6.9) Income tax expense 1.5 — — (2.3) 2.2 1.4 Noncontrolling interest 0.1 (1.8) (1.1) — (1.5) (4.3) Bonus to be settled in equity — — — (0.2) — (0.2) Share-based compensation expense — — 0.2 0.7 — 0.9 Nonrecurring Items 0.4 — — 0.2 — 0.6 COVID-19 Costs 6.4 — — — — 6.4 Acquisition and disposition costs 0.2 — 0.1 0.8 0.2 1.3 Adjusted EBITDA $ 17.7 $ (5.9) $ (0.2) $ (3.7) $ (0.1) $ 7.8

(in millions) DBM Global (Infrastructure Segment) For the Year Ending December 31, 2015 2016 2017 2018 2019 2020 Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 24.4 $ 28.0 $ 23.6 $ 27.7 $ 24.7 $ 6.8 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.0 1.9 5.6 7.4 15.5 10.7 Depreciation and amortization (included in cost of revenue) 7.7 4.4 5.3 7.0 9.1 9.1 Other operating (income) expense 0.3 1.7 0.3 (0.2) 0.5 0.1 Interest expense 1.4 1.2 1.0 2.6 9.3 8.5 Other (income) expense, net (0.5) (0.2) - (2.6) (1.6) 0.5 Income tax expense 15.6 18.7 10.7 11.9 10.9 4.2 Noncontrolling interest 1.1 1.8 1.9 2.2 2.0 0.6 Nonrecurring Items - - - - - 2.7 COVID-19 Costs - - - - - 19.4 Acquisition and disposition costs - 2.3 3.3 4.9 5.3 0.6 Adjusted EBITDA $ 52.0 $ 59.8 $ 51.6 $ 60.9 $ 75.7 $ 63.2 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 34 Certain balances may not foot due to rounding

For more information email ir@innovatecorp.com or visit www.innovatecorp.com 35

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. INNOVATE Corp. (“INNOVATE”) believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and INNOVATE’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on INNOVATE’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of INNOVATE and INNOVATE’s subsidiaries to raise capital; the ability of INNOVATE’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of INNOVATE common stock; the ability of INNOVATE and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of INNOVATE. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 36

Non-GAAP Financial Measures In this presentation, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community To provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs. Third Party Sources Third party information presented in this presentation is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part. 37